united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21872

Mutual Fund Series Trust

(Exact name of registrant as specified in charter)

17605 Wright Street Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 6/30

Date of reporting period: 6/30/15

ITEM 1. REPORTS TO SHAREHOLDERS.

ANNUAL REPORT

Day Hagan Tactical Allocation Fund of ETFs

Day Hagan Tactical Dividend Fund

June 30, 2015

Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

1-877-329-4246

Day Hagan Tactical Allocation of ETFs Fund Annual Report Shareholder Letter

6/30/2015

During the year leading up to June 30, 2015, the world saw regional military tensions escalate into combat on several fronts (Russia/Ukraine, Mideast/ISIS); the exposure of the fragile nature of the European Union’s coalition; global central bank interventions that were not only unprecedented, but achieved a level of government manipulation that made central banks the largest and most dominant players in the financial markets; a Chinese market blow-off top and subsequent meltdown; currency swings that included euro, yen, Mexican Peso and Canadian dollar devaluations, while the Swiss franc and U.S. dollar appreciated to the point of hurting their respective countries’ exports; and bond market volatility that made stocks look almost tame by comparison.

Through this, the Fund maintained an equity invested position that ranged from defensive to mildly bullish (based on a 55% equity allocation denoting neutral). Overall, our work indicated that financial market risks were high and that a significant proportion of the portfolio should be held in fixed-income and cash assets. During each of the 12 months, our cash plus fixed income allocation was greater than 30%. Given the higher cash levels that were held, the fund experienced what is known as a “cash drag,” which occurs when stocks advance while a portion of the portfolio is in cash. This occurred over the course of the year, with the portfolio declining -0.49% (Class A) vs. the MSCI World (including US) Price Index, which declined -0.45%. The underperformance was due to our defensive posture and high cash levels while equity markets appreciated. (Note: Cash is defined as fixed income securities maturing in less than one year.)

There were significant major market moves over the course of the year among equities, fixed income, currencies, energy, and alternative assets. Many of the moves were lower. Energy, emerging markets, European equities, the Japanese Yen, Chinese equity markets, agricultural commodities, long-duration credit sectors and precious metals all experienced periods of significant declines. Since the strategy is a global balanced allocation strategy that allocates among stocks, bonds and alternative assets, the models correctly identified the risks. Instead of allocating capital to markets that were deemed to be low return / high risk investments, the capital was placed in the most defensive asset available to our strategy: cash. Additionally, given that our portfolio is long-only – meaning that we do not short markets – we only take on risk in the ownership of securities, and by many measures, the risks were simply too high.

Many of the investments made over the past year were in response to the changes in the relationships between the attractiveness of the U.S., emerging market, European and Japanese equity markets. Most of the relative performances of these markets were based almost entirely on the levels of stimulus that each central bank was willing to provide for their respective markets. For example, the ECB (European Central Bank) announced that they would do “whatever it takes” and proceeded to become the largest buyer of European bonds in the world. The Bank of Japan (BOJ) actually instructed sovereign pension funds to purchase more stocks (along with vast amounts of quantitative easing). And more recently, the People’s Bank of China (PBOC) decided to prosecute investors who dared to sell stocks (among dozens of other efforts designed solely to support stock market prices)! These moves were unprecedentedly aggressive, and, in our view, leave markets vulnerable should that which has been given be taken away.

In review: Beginning in June 2014, the portfolio was in a defensive mode, and as July began, we actively reduced our European exposure as the problems with Greece accelerated. In August 2014, we increased our exposure to emerging markets, as the Chinese markets were moving into an uptrend and Japan was gaining strength due to the weaker yen supporting exports and the central bank forcing equity purchases. Other Asian emerging markets gained in sympathy. Also in August 2014, we added to our U.S. dividend stock exposure and U.S. Large Cap Growth stock exposure. In September 2014, the portfolio once again increased the emerging market exposure, which was increased again in December. The emerging market allocations were held until April, when the first tranche was sold, and then the positions were fully withdrawn in June prior to the crash in the Chinese markets. In May 2015, we sold our remaining European exposure. At that point, our models were pointing to a strengthening U.S. dollar and U.S. financial market relative strength, whereupon we added to our U.S. Large Cap Value and U.S. Large Cap Growth exposure. For the year, we correctly avoided energy commodities, precious metals, agricultural commodities and the yen and euro. With regard to our fixed income allocation, we mainly held the Barclays U.S. Aggregate Bond Market Index ETF, a broader-based index with an effective duration of 5.24 years and diversified sector holdings, and the SPDR Barclays 1-3 Month T-bill ETF, with a modified duration of just 0.11 years. Our fixed income holdings are currently positioned for an increase in U.S. interest rates, which will most likely be driven by the Fed embarking on a rate hike cycle toward the end of 2015.

As we proceed into the next fiscal year, we remain focused on the messages of our models, which are designed to identify areas of strength while avoiding areas of weakness. We will continue to search for reward-to-risk opportunities that are supportive of our risk management focus, and that will allow us to allocate capital efficiently and optimally.

Sincerely,

Donald L. Hagan, CFA

Arthur S. Day

4490-NLD-7/22/2015

Day Hagan Tactical Dividend Fund Annual Report Shareholder Letter

Since its inception on July 1, 2014, the Day Hagan Tactical Dividend Fund (A-share, without load, using net asset value [NAV]) has returned 7.07% (through June 30, 2015) versus the S&P 500 return of 6.61%.

When we began the Fund, our process and discipline—which begins by evaluating industries and companies based on our proprietary yield valuation modeling—indicated that it was prudent to hold higher than normal levels of cash in the portfolio to ensure capital preservation. Our positive returns through June 30, 2015 were generated with this continued eye on mitigating volatility risk. As we closed out the fiscal year, we continued to hold a relatively high cash position.

At inception, when reviewing the existing landscape for dividends, we saw many positives. Payout ratios were low by historical standards at around 30%, far off the depressed earnings levels in 2002 and 2008, when payouts were in the neighborhood of 50%. In fact, the payout levels remained low despite a second quarter +13% year-over-year increase in dividends reported by S&P. Healthy dividend increases in Q2 and over the last four years infer strengthened balance sheets and corporate cash flows, which are good not only for dividend payers generally, but even more specifically for a yield-oriented strategy which seeks dividend consistency for valuation purposes. While there were, and still are, valid concerns about valuations and how far U.S. equities have already risen, dividends overall have shown stability over time.

While we manage the portfolio using unemotional, quantitative indicators that define industries and companies with solid cash flows and dividends, capital appreciation potential and risk/reward ratios we deem acceptable, we do venture a forecast or two. What we saw was a maturing U.S. economy, global economies that still relied on quantitative easing, and the potential slowing in the rapid pace of capital appreciation experienced since November 2012. Our view through the year was that as the rate of ascent eases, cash flow, dividends and tactical allocation would become even more important over the ensuing market cycle. This continues to be the case.

For example, in August 2014, while there were no industry changes in the portfolio, one of our holdings in the Restaurant industry grouping, Tim Hortons (THI), agreed to be acquired by Burger King Worldwide (BKW) toward the end of August, which we believe validated the value the company actually reflected. The ensuing price appreciation was considerable, and because it fell out of the buy range in our model, the position was sold. We seek to minimize the number of short-term gains in our strategy, but when they do happen, as in this case, they are often based on event-driven news.

In terms of other portfolio changes, during the month of October 2014, our Retail Food/Drug industry holdings were sold and cash was deployed into the Communications Equipment industry, where we purchased four underlying names. Furthermore, within our Oil & Gas holdings, two names were sold and three names were purchased; overall Oil & Gas portfolio exposure stayed constant at about 10%. Cash holdings were reduced by 5% of the portfolio in mid-October. Cash, however, remained atypically high, which was an indication of a cautious outlook based on our valuation methodology.

Given the market volatility and the likelihood of more to come, the Day Hagan Tactical Dividend Fund (DHTD) continued to focus on appropriate capital preservation.

In January 2015, after the first initial drop in oil prices, we took advantage of what we believed to be a solid entry point for companies like Occidental Petroleum (OXY)*. Occidental Petroleum had billions of dollars of cash on its balance sheet. OXY, even more so once planned divestitures took place, had the ability to do share repurchases representing a sizeable percentage of their current market capitalization. Given the energy sector’s turmoil, we focused on names that could sustain and thrive strategically, perhaps also with an ability to be opportunistic versus smaller players with less attractive balance sheets. Although the energy industry remained under pressure, we focused on companies with the financial wherewithal to survive into the next upcycle.

During the month of January, 2015, we sold our Retail Specialty/General Merchandising industry grouping, which included five names (LOW, ROST, SSI, TGT and TJX). Along with increasing select position weightings in existing industries (primarily restaurants and the communications equipment industry), we also raised cash, indicative of an increasingly defensive stance. The retail industry we sold in January produced attractive returns for the portfolio over a roughly seven-month holding period. Again, the shorter-term holding period is atypical for the DHTD strategy. However, given the positive performance of these names, particularly in the last few months of 2014, it is not surprising that the industry grouping became fully valued based on our methodology.

After the sale, while we maintained a strong conviction about the valuations and upside potential of the industries and names we continued to hold, the measurable cash position increased as a consequence of not having enough industries and individual companies meeting our criteria as potential buy candidates. Our discipline is meant to be as objective as possible, with industry and position size limits in place to manage risk. We remained comfortable holding cash, as our discipline precludes us from buying equities that don’t fit our specific criteria. Our historical downside capture is a testament to our disciplined methodology.

In March 2015, no changes were made. During the month of April 2015, our Communications Equipment industry group of holdings was sold–with the Truck/Construction/Farm Machinery industry, which had moved into our buy range, purchased as a replacement. The Communications Equipment sale is an illustration of how our industry discipline works to mitigate risk. The industry was sold because one of its holdings, ADTRAN, was a forced sell based on our multifaceted stop-loss discipline and we no longer had sufficient diversification in underlying names (requiring four or more). However, two other Communications Equipment holdings, Harris Corporation and Plantronics, were up mid-20%s since their 2014 purchase. So, in the case of ADTRAN, even with a substantially underperforming name in the industry, positive returns were still generated in the grouping.

In May, no changes were made. In June 2015, we sold our Healthcare Services & Supplies industry grouping. Healthcare Services & Supplies was sold in early June primarily because Omnicare was being acquired by CVS and it would no longer be part of the DHTD eligible universe once the deal closed. In addition, our BIO-Techne holding was growing closer to an absolute sell yield threshold based on our methodology. It is notable that with the sale of Healthcare Services & Supplies, the current portfolio does not have any holdings in the broad healthcare sector, the first time this has happened since the inception of the strategy. With the sale of the industry, one additional holding was added in each of two existing portfolio industries—Computers and Oil & Gas Integrated—along with a modest increase in the already high level of portfolio cash.

Since we take an industry first portfolio construction approach, it is worth reviewing what that means in the DHTD context. The strategy’s initial screening based on dividend consistency (since our methodology requires an objective look at the historical price/yield relationship) and fundamentals produces an early cut of individual equities. However, it is at this point that we begin eliminating names that aren’t part of a properly diversified industry grouping. We do not believe there is or should be a steadfast rule on industry definitions and granularity (with all due respect to SIC and NAICS classification hierarchies) in the investment world. As a result, we continually reevaluate how eligible companies are classified and their correlation to other names in a given grouping. In other words, if a name passes through our initial screens but does not have a legitimate fit within a broader industry, the company will not be eligible to purchase. Research since strategy inception, and relevant to the example above on ADTRAN, supports this idea in the context of our primary goal: risk management.

Our disciplined and specific portfolio construction process seeks to invest in industries and names at trough valuation. Although not evaluated on this basis, a positive byproduct of buying (as we see it) deeply discounted names is their not-infrequent pursuit of strategic alternatives to unlock value. As an example, two names we hold in the Restaurant industry, Bob Evans (BOBE)* and Darden (DRI)*, made announcements in June related to their real estate holdings. BOBE is planning either a sale-leaseback or a tax-free REIT conversion and spin-off, a decision that should be reached by year’s end, and will include between 30% and 60% of the company’s real estate. In addition, BOBE leaves open the possibility of separating their food and restaurant segments. DRI intends to spin off 430 of its owned properties into an independent REIT, also by year’s end, a move one sell-side analyst noted as proof that DRI is willing to make changes with a focus on driving results. Since the respective announcements, the market has rewarded BOBE and to a lesser extent DRI (in part because the move was already widely discussed), however, we view both cases as creating strategic shareholder value.

As we proceed into the next fiscal year, we remain focused on our process and discipline, which are designed to identify areas of strength while avoiding areas of weakness—always with an eye on risk management. We will continue to search for reward-to-risk opportunities that are supportive of our risk management focus and that will allow us to allocate capital efficiently and optimally.

Disclosures:

*	As of June 30, 2015, the Fund held 1.93% in Occidental Petroleum (OXY), 3.66% in Bob Evans (BOBE) and 2.61% in Darden (DRI).

Holdings are subject to change and should not be considered investment advice.

4597-NLD-8/24/2015

Day Hagan Tactical Allocation Fund of ETFs

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for each of the periods ended June 30, 2015, as compared to its benchmarks:

	1 Year Return	3 Year Return	5 Year Return	Since Inception***
Day Hagan Tactical Allocation Fund Class A	(0.49)%	6.58%	6.28%	5.37%
Day Hagan Tactical Allocation Fund Class A with load	(6.24)%	4.49%	5.03%	4.28%
Day Hagan Tactical Allocation Fund Class C	(1.24)%	5.81%	5.49%	4.58%
Day Hagan Tactical Allocation Fund Class I	(0.56)%	NA	NA	(0.56)%
MSCI World Index**	(0.45)%	11.99%	10.76%	8.28%
Day Hagan Tactical Allocation Blended Index ****	0.59%	7.31%	7.44%	5.31%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any, and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding any front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.35% through October 31, 2015. Without these waivers, the Fund’s total annual operating expenses would be 1.91% for Class A shares, 2.66% for Class C shares and 1.66% for Class I shares per the latest prospectus. For performance information current to the most recent month-end, please call toll-free 1-877-329-4246.

**	The MSCI World Index is an unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets.

***	Inception date is October 30, 2009 for Class A and Class C. Inception date for Class I is July 1, 2014. Since Inception returns for all benchmarks assumes inception of October 30, 2009.

****	The Day Hagan Tactical Allocation Blended Index reflects an unmanaged portfolio of 55% of the Russell 3000 Total Return Index, 40% of the Barclays Capital U.S. Aggregate Index and a 5% cash component.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry on June 30, 2015	% of Net Assets
Equity Funds	69.9%
Debt Funds	21.4%
Other / Cash & Cash Equivalents	8.7%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Day Hagan Tactical Dividend Fund

PORTFOLIO REVIEW (Unaudited)

June 30, 2015

The Fund’s performance figures* for the period ended June 30, 2015, as compared to its benchmarks:

Since Inception***
Day Hagan Tactical Dividend Fund Class A	7.07%
Day Hagan Tactical Dividend Fund Class A with load	0.91%
Day Hagan Tactical Dividend Fund Class C	6.28%
Day Hagan Tactical Dividend Fund Class I	7.36%
S&P 500 Total Return Index **	6.61%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains, if any, and has been adjusted for the Class A maximum applicable sales charge of 5.75%. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than 1 year are annualized. The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit operating expenses (excluding any front-end or contingent deferred loads, any Rule 12b-l fees, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, underlying fund fees and expenses or extraordinary expenses such as litigation) at 1.35% through October 31, 2015. Without these waivers, The Fund’s total annual operating expenses would be 2.20% for Class A shares, 2.95% for Class C shares and 1.95% for Class I shares per the latest prospectus .For performance information current to the most recent month-end, please call toll-free 1-877-329-4246.

**	The S&P 500 Total Return Index is a market capitalization-weighted index of 500 widely held common stocks. Investors cannot invest directly in an index or benchmark.

***	Inception date is July 1, 2014.

Comparison of the Change in Value of a $10,000 Investment

Holdings by Industry on June 30, 2015	% of Net Assets
Retail	15.4%
Transportation	11.8%
Oil&Gas	11.8%
Healthcare-Products	10.2%
Beverages	8.6%
Computers	8.0%
Software	2.5%
Diversified Financial Services	2.5%
Food	2.5%
Office/Business Equipment	2.4%
Other / Cash & Cash Equivalents	24.3%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Day Hagan Tactical Allocation Fund of ETFs

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value

	EXCHANGE-TRADED FUNDS - 91.3%
	DEBT FUNDS - 21.4%
11,114	First Trust Enhanced Short Maturity ETF	$666,951
58,706	iShares Core U.S. Aggregate Bond ETF	6,386,038
80,000	SPDR Barclays 1-3 Month T-Bill	3,656,800
		10,709,789
	EQUITY FUNDS - 69.9%
57,500	Financial Select Sector SPDR Fund	1,401,850
49,300	iShares Russell Mid-Cap Growth ETF	4,774,705
72,412	iShares Russell 1000 Growth ETF	7,169,512
107,252	iShares Russell 1000 Value ETF	11,063,044
23,322	iShares Russell 2000 Value ETF	2,377,911
16,100	SPDR S&P 500 ETF Trust	3,314,185
33,000	Technology Select Sector SPDR Fund	1,366,200
55,961	Vanguard FTSE Pacific ETF	3,415,300
		34,882,707

	TOTAL EXCHANGE-TRADED FUNDS (Cost $44,882,302)	45,592,496

	SHORT-TERM INVESTMENTS - 9.3%
4,647,576	Fidelity Institutional Money Market Treasury Portfolio, Class I, 0.01%*	4,647,576
	TOTAL SHORT-TERM INVESTMENTS (Cost $4,647,576)	4,647,576

	TOTAL INVESTMENTS - 100.6% (Cost $49,529,878) (a)	$50,240,072
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(309,065)
	TOTAL NET ASSETS - 100.0%	$49,931,007

*	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $49,529,878 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$982,649
Unrealized Depreciation:	(272,455)
Net Unrealized Appreciation:	$710,194

See accompanying notes to financial statements.

Day Hagan Tactical Dividend Fund

PORTFOLIO OF INVESTMENTS

June 30, 2015

Shares		Value

	COMMON STOCK - 75.7%
	BEVERAGES - 8.6%
22,102	Coca-Cola Co.	$867,061
24,860	Coca-Cola Enterprises, Inc.	1,079,918
11,549	PepsiCo, Inc.	1,077,984
		3,024,963
	COMPUTERS - 8.0%
7,506	Accenture PLC	726,431
7,494	International Business Machines Corp.	1,218,974
13,516	Jack Henry & Associates, Inc.	874,485
		2,819,890
	DIVERSIFIED FINANCIAL SERVICES - 2.5%
13,210	Visa, Inc. - Cl. A	887,052

	FOOD - 2.5%
23,991	Sysco Corp.	866,075

	HEALTHCARE-PRODUCTS - 10.2%
10,410	Caterpillar, Inc.	882,976
6,513	Cummins, Inc.	854,441
9,826	Deere & Co.	953,613
10,428	Lindsay Corp.	916,726
		3,607,756
	OFFICE/BUSINESS EQUIPMENT - 2.4%
79,609	Xerox Corp.	847,040

	OIL & GAS - 11.8%
7,061	Chevron Corp.	681,175
11,210	ConocoPhillips	688,406
11,310	Devon Energy Corp.	672,832
8,505	Exxon Mobil Corp.	707,616
9,064	Occidental Petroleum Corp.	704,907
24,746	Suncor Energy, Inc.	681,010
		4,135,946
	RETAIL - 15.4%
25,240	Bob Evans Farms, Inc.	1,288,502
7,278	Cracker Barrel Old Country Store, Inc.	1,085,586
12,914	Darden Restaurants, Inc.	917,927
11,251	McDonald’s Corp.	1,069,633
11,775	Yum! Brands, Inc.	1,060,692
		5,422,340

See accompanying notes to financial statements.

Day Hagan Tactical Dividend Fund

PORTFOLIO OF INVESTMENTS (Continued)

June 30, 2015

Shares		Value
	SOFTWARE - 2.5%
14,399	Fidelity National Information Services, Inc.	$889,858

	TRANSPORTATION - 11.8%
19,477	CH Robinson Worldwide, Inc.	1,215,170
22,894	Expeditors International of Washington, Inc.	1,055,528
12,996	Forward Air Corp.	679,171
12,508	United Parcel Service, Inc. - Cl. B	1,212,150
		4,162,019

	TOTAL COMMON STOCK ( Cost - $26,533,875)	26,662,939

	SHORT-TERM INVESTMENTS - 24.9%
8,748,363	Fidelity Institutional Money Market Treasury Portfolio, Class I, 0.01%*	8,748,363
	TOTAL SHORT-TERM INVESTMENTS (Cost $8,748,363)	8,748,363

	TOTAL INVESTMENTS - 100.6% (Cost $35,282,238) (a)	$35,411,302
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.6)%	(194,734)
	TOTAL NET ASSETS - 100.0%	$35,216,568

*	Money market fund; interest rate reflects seven-day effective yield on June 30, 2015.

PLC - Public Limited Company

(a)	Represents cost for financial reporting purposes. Aggregate cost for Federal tax purposes is $35,292,578 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$905,334
Unrealized Depreciation:	(786,610)
Net Unrealized Appreciation:	$118,724

See accompanying notes to financial statements.

Day Hagan Funds

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2015

	Tactical
	Allocation	Tactical
	Fund of ETFs	Dividend Fund
ASSETS
Investment securities:
At cost	$49,529,878	$35,282,238
At value	$50,240,072	$35,411,302
Receivable for Fund shares sold	500	500
Dividends and interest receivable	25,182	32,236
Prepaid expenses and other assets	28,139	5,648
TOTAL ASSETS	50,293,893	35,449,686

LIABILITIES
Payable for Securities Purchased	—	165,138
Distribution (12b-1) fees payable	162,746	16,629
Payable for Fund shares repurchased	102,625	—
Investment management fees payable	51,429	21,696
Fees payable to other affiliates	5,152	3,430
Accrued expenses and other liabilities	40,934	26,225
TOTAL LIABILITIES	362,886	233,118
NET ASSETS	$49,931,007	$35,216,568

Composition of Net Assets:
Paid in capital	$48,696,664	$34,395,138
Undistributed net investment income	—	19,988
Accumulated net realized gain from investment transactions	524,149	672,378
Net unrealized appreciation on investments	710,194	129,064
NET ASSETS	$49,931,007	$35,216,568

See accompanying notes to financial statements.

Day Hagan Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

June 30, 2015

	Tactical
	Allocation	Tactical
	Fund of ETFs	Dividend Fund
Net Asset Value Per Share:
Class A Shares:
Net Assets	$40,029,754	$15,899,794
Shares of beneficial interest outstanding (a)	3,543,396	1,488,552
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (b)	$11.30	$10.68
Maximum offering price per share
(net asset value plus maximum sales charge of 5.75%)	$11.99	$11.33

Class C Shares:
Net Assets	$9,466,546	$3,789,583
Shares of beneficial interest outstanding (a)	873,548	357,298
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (c)	$10.84	$10.61

Class I Shares:
Net Assets	$434,707	$15,527,191
Shares of beneficial interest outstanding (a)	38,504	1,450,971
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$11.29	$10.70

(a)	Unlimited number of shares of beneficial interest authorized, no par value.

(b)	Investment in Class A shares made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed less than 18 months after the date of purchase (excluding shares purchased with reinvested dividens and/or distributions).

(c)	Redemptions made within 30 days of purchased may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Day Hagan Funds

STATEMENTS OF OPERATIONS

For the Year ended June 30, 2015

	Tactical
	Allocation	Tactical
	Fund of ETFs	Dividend Fund (a)
INVESTMENT INCOME
Dividends (net of withholding taxes of $0, $161 respectively)	$907,293	$316,366
Interest	767	350
Securities lending income - net	6,906	—
TOTAL INVESTMENT INCOME	914,966	316,716

EXPENSES
Investment management fees	582,348	178,828
Distribution (12b-1) fees:
Class A	120,261	17,394
Class C	99,080	20,608
Administration fees and expenses	76,419	30,858
Mfund service fees	58,414	21,163
Registration fees	31,497	24,042
Networking fees	22,996	7,000
Professional fees	21,512	23,855
Printing and postage expenses	17,471	8,974
Compliance officer fees	11,729	13,104
Transfer agent fees	3,178	3,040
Custodian fees	8,501	4,939
Trustees fees and expenses	3,252	3,983
Insurance expense	2,363	636
Other expenses	7,797	4,005
TOTAL EXPENSES	1,066,818	362,429

Less: Fees waived by the Manager	(61,474)	(82,722)
NET EXPENSES	1,005,344	279,707

NET INVESTMENT INCOME (LOSS)	(90,378)	37,009

REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS
Net realized gain from investments	626,557	698,169
Distribution of realized gains from underlying investment companies	115,768	—
Net change in unrealized appreciation (depreciation) on investments	(874,132)	129,064

NET REALIZED GAIN (LOSS) FROM INVESTMENTS	(131,807)	827,233

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(222,185)	$864,242

(a)	The Day Hagan Tactical Dividend Fund commenced operations on July 1, 2014.

See accompanying notes to financial statements.

Day Hagan Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Tactical
	Allocation		Tactical
	Fund of ETFs		Dividend Fund (a)
	For the	For the	For the
	Year Ended	Year Ended	Year Ended
	June 30, 2015	June 30, 2014	June 30, 2015
FROM OPERATIONS
Net investment income (loss)	$(90,378)	$(43,856)	$37,009
Net realized gain from investments	626,557	2,824,038	698,169
Distribution of realized gains from underlying investment companies	115,768	—	—
Net change in unrealized appreciation (depreciation) on investments	(874,132)	1,513,143	129,064
Net increase (decrease) in net assets resulting from operations	(222,185)	4,293,325	864,242

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(48,508)	(131,954)	(3,620)
Class C	—	(8,379)	—
Class I	(601)	—	(13,401)
From net realized gains:
Class A	(2,233,850)	(610,509)	(8,269)
Class C	(476,984)	(56,184)	(3,436)
Class I	(7,450)	—	(14,086)
Total distributions to shareholders	(2,767,393)	(807,026)	(42,812)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	4,416,262	42,805,021	17,240,973
Class C	2,666,516	9,414,549	3,786,147
Class I	440,413	—	16,655,345
Net asset value of shares issued in reinvestment of distributions:
Class A	2,214,371	721,305	10,450
Class C	472,162	62,993	3,436
Class I	8,050	—	638
Payments for shares redeemed:
Class A	(17,590,028)	(9,758,408)	(1,593,614)
Class C	(2,383,895)	(596,960)	(86,286)
Class I	(12)	—	(1,621,951)
Net increase (decrease) in net assets from shares of beneficial interest	(9,756,161)	42,648,500	34,395,138

TOTAL INCREASE (DECREASE) IN NET ASSETS	(12,745,739)	46,134,799	35,216,568

NET ASSETS
Beginning of Year	62,676,746	16,541,947	—
End of Year*	$49,931,007	$62,676,746	$35,216,568
* Includes undistributed net investment income of:	$—	$—	$19,988

SHARE ACTIVITY
Class A:
Shares Sold	374,958	3,742,238	1,635,897
Shares Reinvested	192,722	62,397	979
Shares Redeemed	(1,510,674)	(839,723)	(148,324)
Net increase (decrease) in shares of beneficial interest outstanding	(942,994)	2,964,912	1,488,552

Class C:
Shares Sold	236,484	838,658	365,047
Shares Reinvested	42,652	5,614	323
Shares Redeemed	(213,755)	(53,002)	(8,072)
Net increase in shares of beneficial interest outstanding	65,381	791,270	357,298

Class I:
Shares Sold	37,803	—	1,604,839
Shares Reinvested	702	—	60
Shares Redeemed	(1)	—	(153,928)
Net increase in shares of beneficial interest outstanding	38,504	—	1,450,971

(a)	The Day Hagan Tactical Dividend Fund commenced operations on July 1, 2014.

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund of ETFs

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

	Class A

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	June 30, 2015		June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011
Net asset value, beginning of year	$11.90		$10.76		$9.94		$11.23		$9.89

Activity from investment operations:
Net investment income (loss)	(0.00	) (1)(5)	(0.00	) (1)(5)	(0.02	) (5)	(0.01	) (5)	0.02
Net realized and unrealized gain (loss) from investments	(0.05)		1.31		0.86		(0.33)		1.46
Total from investment operations	(0.05)		1.31		0.84		(0.34)		1.48

Less distributions from:
Net investment income	(0.01)		(0.03)		—		(0.01)		(0.00	) (1)
Net realized gains	(0.54)		(0.14)		(0.02)		(0.94)		(0.14)
Total distributions	(0.55)		(0.17)		(0.02)		(0.95)		(0.14)

Paid-in-Capital From Redemption Fees	—		—		—		—		(0.00	) (1)

Net asset value, end of year	$11.30		$11.90		$10.76		$9.94		$11.23

Total return (2)	(0.49)%		12.21%		8.44%		(2.62)%		15.00%

Net assets, at end of year (000s)	$40,030		$53,377		$16,365		$16,461		$17,541

Ratio of gross expenses to average net assets (3)(4)	1.71%		1.75%		1.97%		2.00%		2.03%
Ratio of net expenses to average net assets (4)	1.60%		1.60%		1.60%		1.60%		1.60%
Ratio of net investment income (loss) to average net assets (4)(6)	(0.02)%		(2.00)%		(0.20)%		(0.06)%		0.19%

Portfolio Turnover Rate	120%		206%		533%		297%		232%

(1)	Amount represents less than $0.01 per share.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios of expenses to average net assets and net investment income (loss) to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income (loss) is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund of ETFs

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each of the Years Presented

					Class C

	Year		Year		Year		Year		Year
	Ended		Ended		Ended		Ended		Ended
	June 30, 2015		June 30, 2014		June 30, 2013		June 30, 2012		June 30, 2011
Net asset value, beginning of year	$11.51		$10.47		$9.75		$11.11		$9.85

Activity from investment operations:
Net investment loss	(0.09	) (5)	(0.08	) (5)	(0.10	) (5)	(0.08	) (5)	(0.05)
Net realized and unrealized gain (loss) from investments	(0.04)		1.28		0.84		(0.34)		1.45
Total from investment operations	(0.13)		1.20		0.74		(0.42)		1.40

Less distributions from:
Net investment income	—		(0.02)		—		—		(0.00	) (1)
Net realized gains	(0.54)		(0.14)		(0.02)		(0.94)		(0.14)
Total distributions	(0.54)		(0.16)		(0.02)		(0.94)		(0.14)

Net asset value, end of year	$10.84		$11.51		$10.47		$9.75		$11.11

Total return (2)	(1.24)%		11.50%		7.58%		(3.46)%		14.20%

Net assets, at end of year (000s)	$9,467		$9,300		$177		$174		$222

Ratio of gross expenses to average net assets (3)(4)	2.46%		2.50%		2.72%		2.75%		2.78%
Ratio of net expenses to average net assets (4)	2.35%		2.35%		2.35%		2.35%		2.35%
Ratio of net investment loss to average net assets (4)(6)	(0.80)%		(0.70)%		(0.95)%		(0.82)%		(0.50)%

Portfolio Turnover Rate	120%		206%		533%		297%		232%

(1)	Amount represents less than $0.01 per share.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Tactical Allocation Fund of ETFs
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

Class I

Year
Ended
June 30, 2015 (1)
Net asset value, beginning of year	$11.93

Activity from investment operations:
Net investment income (5)	(0.01)
Net realized and unrealized loss from investments	(0.05)
Total from investment operations	(0.06)

Less distributions from:
Net investment income	(0.04)
Net realized gains	(0.54)
Total distributions	(0.58)

Net asset value, end of year	$11.29

Total return (2)	(0.56)%

Net assets, at end of year (000s)	$435

Ratio of gross expenses to average net assets (3)(4)	1.46%
Ratio of net expenses to average net assets (4)	1.35%
Ratio of net investment income to average net assets (4)(6)	(0.10)%

Portfolio Turnover Rate	120%

(1)	The Day Hagan Tactical Allocation Fund of ETFs Class I shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Tactical Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

Class A

Year
Ended
June 30, 2015 (1)
Net asset value, beginning of year	$10.00

Activity from investment operations:
Net investment income (5)	0.02
Net realized and unrealized gain from investments	0.69
Total from investment operations	0.71

Less distributions from:
Net investment income	(0.01)
Net realized gains	(0.02)
Total distributions	(0.03)

Net asset value, end of year	$10.68

Total return (2)	7.07%

Net assets, at end of year (000s)	$15,900

Ratio of gross expenses to average net assets (3)(4)	2.12%
Ratio of net expenses to average net assets (4)	1.60%
Ratio of net investment income to average net assets (4)(6)	0.15%

Portfolio Turnover Rate	93%

(1)	The Day Hagan Tactical Dividend Fund Class A shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Tactical Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

Class C

Year
Ended
June 30, 2015 (1)
Net asset value, beginning of year	$10.00

Activity from investment operations:
Net investment loss (5)	(0.06)
Net realized and unrealized gain from investments	0.69
Total from investment operations	0.63

Less distributions from:
Net realized gains	(0.02)
Total distributions	(0.02)

Net asset value, end of year	$10.61

Total return (2)	6.28%

Net assets, at end of year (000s)	$3,790

Ratio of gross expenses to average net assets (3)(4)	2.87%
Ratio of net expenses to average net assets (4)	2.35%
Ratio of net investment loss to average net assets (4)(6)	(0.57)%

Portfolio Turnover Rate	93%

(1)	The Day Hagan Tactical Dividend Fund Class C shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment loss is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Tactical Dividend Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout the Year Presented

Class I

Year
Ended
June 30, 2015 (1)
Net asset value, beginning of year	$10.00

Activity from investment operations:
Net investment income (5)	0.05
Net realized and unrealized gain from investments	0.69
Total from investment operations	0.74

Less distributions from:
Net investment income	(0.02)
Net realized gains	(0.02)
Total distributions	(0.04)

Net asset value, end of year	$10.70

Total return (2)	7.36%

Net assets, at end of year (000s)	$15,527

Ratio of gross expenses to average net assets (3)(4)	1.87%
Ratio of net expenses to average net assets (4)	1.35%
Ratio of net investment income to average net assets (4)(6)	0.43%

Portfolio Turnover Rate	93%

(1)	The Day Hagan Tactical Dividend Fund Class I shares commenced operations on July 1, 2014.

(2)	Total return in the above table is historical in nature and represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains distributions, if any, and does not reflect the impact of sales charges or redemption fees. Had the Manager not waived a portion of the Fund’s expenses, total returns would have been lower.

(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Manager.

(4)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(5)	Per share amounts calculated using the average shares method.

(6)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

See accompanying notes to financial statements.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS
June 30, 2015

(1)	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Mutual Fund Series Trust (the “Trust”), was organized as an Ohio business trust on February 27, 2006. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended, (“1940 Act”). The Trust currently consists of thirty-nine series. These financial statements include the following series: Day Hagan Tactical Allocation Fund of ETFs and Day Hagan Tactical Dividend Fund (each a “Fund” or collectively the “Funds”). The Day Hagan Tactical Allocation Fund of ETFs is registered as a diversified fund and the Day Hagan Tactical Dividend Fund is registered as a non-diversified fund. The Funds’ investment manager is Donald L. Hagan, LLC, also known as Day Hagan Asset Management (the “Manager” or “Day Hagan”).

Day Hagan Tactical Allocation Fund of ETFs Class A and Class C commenced operations on October 30, 2009. The Day Hagan Tactical Allocation Fund of ETFs Class I commenced operations on July 1, 2014. The Fund’s investment objective is to achieve long-term capital appreciation, with current income as a secondary objective.

Day Hagan Tactical Dividend Fund commenced operations on July 1, 2014. The Fund’s investment objective is to achieve long-term capital appreciation, with current income as a secondary objective.

Each Fund offers three classes of shares, Class A, Class C and Class I. Each share class represents an interest in the same assets of the Fund, has the same rights, and is identical in all material respects except that they differ as to sales and redemption charges and ongoing fees.

The following is a summary of significant accounting policies consistently followed by the Funds and are in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

a)         Securities Valuation - Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ, at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. The Funds may invest in portfolios of open-end or closed-end investment companies and exchange-traded funds (the “underlying funds”). Open-end funds are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies and exchange-traded funds, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company or exchange-traded funds purchased by the Funds will not change. Short- term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair value. Options are valued at their closing price on the exchange they are traded on. When no closing price is available, options are valued at their mean price.

In unusual circumstances, instead of valuing securities in the usual manner, the Funds may value securities at “fair value” as determined in good faith by the Funds’ Board, pursuant to the procedures (the “Procedures”) approved by the Board. The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Fair value may also be used by the Board if extraordinary events occur after the close of the relevant world market but prior to the New York Stock Exchange close.

The Funds utilize various methods to measure the fair value of most of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs, representing 100% of each Fund’s investments, used to value the Funds’ net assets as of June 30, 2015:

Day Hagan Tactical Allocation of ETFs
Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Exchange-Traded Funds(b)	$45,592,496	$—	$—	$45,592,496
Short-Term Investments	4,647,576	—	—	4,647,576
Total	$50,240,072	$—	$—	$50,240,072

Day Hagan Tactical Dividend Fund
Assets

Security Classifications (a)	Level 1	Level 2	Level 3	Totals
Common Stocks (b)	$26,662,939	$—	$—	$26,662,939
Short-Term Investments	8,748,363	—	—	8,748,363
Total	$35,411,302	$—	$—	$35,411,302

(a)	As of and during the periods ended June 30, 2015, the Funds held no securities that were considered to be “Level 3” securities (those valued using significant unobservable inputs). Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable. There were no transfers into and out of any Level during the current period presented. It is the Funds’ policy to recognize transfers into and out of any Level at the end of the reporting period.

(b)	All exchange-traded funds and common stocks held in the Funds are Level 1 securities. For a detailed break-out of exchange-traded funds (ETFs) and common stocks by major index classification, please refer to the Portfolios of Investments.

b) Federal Income Tax - Each Fund has qualified and intends to continue to qualify as a regulated investment company and to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provisions are required.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

As of and during the year ended June 30, 2015, each Fund did not have a liability for any unrecognized tax expense. Each Fund recognizes interest and penalties, if any, related to unrecognized tax expense as income tax expense in the Statement of Operations. During the year ended June 30, 2015, each Fund did not incur any interest or penalties. As required, management has analyzed the Funds’ tax positions taken or to be taken on Federal income tax returns for all open tax years (years ended June 30, 2012, June 30, 2013, June 30, 2014, and June 30, 2015) and has concluded that no provision for income tax is required in these financial statements. The tax filings are open for examination by applicable taxing authorities. No examination of the Funds’ tax returns are presently in progress.

c) Distributions to Shareholders - Distributions to shareholders, which are determined in accordance with income tax regulations and may differ from GAAP, are recorded on the ex-dividend date and are distributed on an annual basis.

d) Multiple Class Allocations - Income, non-class specific expenses and realized/unrealized gains or losses are allocated to each class based on relative net assets. Distribution fees are charged to each respective share class in accordance with the distribution plan.

e) Security Transactions and Investment Income - Investment and shareholder transactions are recorded on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

f) Use of Estimates - The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

g) Indemnification - In the normal course of business, the Trust may enter into contracts that contain a variety of representations and warranties and provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, management considers the risk of loss from such claims to be remote.

h) Redemption Fees and Sales Charges (loads) - A $15 fee may be charged for redemptions made by wire. A maximum sales charge of 5.75% is imposed on Class A shares of each Fund. Investments in Class A shares, in each Fund, made at or above the $1 million breakpoint are not subject to an initial sales charge and may be subject to a 1.00% contingent deferred sales charge (“CDSC”) on shares redeemed within 18 months of purchase (excluding shares purchased with reinvested dividends and/or distributions). The respective shareholders pay such CDSC charges, which are not an expense of the Funds. For the year ended June 30, 2015, there were no redemption fees paid to the Funds and there were no CDSC fees paid to the Manager.

i) Security Loans – Day Hagan Tactical Allocation Fund of ETFs (the “Fund”) has entered into securities lending agreements with Morgan Stanley & Co., Inc. and MS Securities Services, Inc. The Fund receives compensation in the form of income earned on invested collateral. The Fund also continues to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal, at all times, to 102% of the market value of loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. If the market value of the collateral falls below 102% plus accrued interest of the loaned securities, the lender’s agent shall request additional collateral from the borrowers to bring the collateralization back to 102%. As of June 30, 2015 the Funds did not have any securities on loan.

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

(2)	INVESTMENT TRANSACTIONS

For the year ended June 30, 2015, aggregate purchases and proceeds from sales of investment securities (excluding short-term investments) for each Fund were as follows:

Day Hagan Tactical Allocation Fund of ETFs

Purchases	Sales
$ 63,738,698	$ 62,089,539

Day Hagan Tactical Dividend Fund

Purchases	Sales
$ 39,729,453	$ 13,893,746

(3)	MANAGEMENT AGREEMENT AND OTHER RELATED PARTY TRANSACTIONS

Day Hagan acts as investment manager to the Funds pursuant to the terms of an investment advisory agreement between the Trust and Day Hagan (the “Management Agreement”). Under the terms of the Management Agreement, the Manager manages the investment operations of each Fund in accordance with each Funds’ investment policies and restrictions. The Manager provides the Funds with investment advice and supervision and furnishes an investment program for the Funds. For its investment management services, each Fund pays to the Manager, as of the last day of each month, an annualized fee equal to 1.00% of average net assets, such fees to be computed daily based upon daily average net assets of the Funds. The Manager pays expenses incurred by it in connection with acting as investment manager to the Fund other than costs (including taxes and brokerage commissions, borrowing costs, costs of investing in underlying funds and extraordinary expenses, if any) of securities purchased for the Fund and certain other expenses paid by the Fund (as detailed in the Management Agreement). The Manager pays for all employees, office space and facilities required by it to provide services under the Management Agreement, with the exception of specific items of expense (as detailed in the Management Agreement). For the year ended June 30, 2015, management fees of $582,348 and $178,828 were incurred by the Day Hagan Tactical Allocation Fund of ETFs and Day Hagan Tactical Dividend Fund, respectively, before the waiver and reimbursement described below.

The Manager and the Trust, with respect to the Funds, have entered into an Expense Limitation Agreement under which the Manager has contractually agreed to waive fees and/or reimburse expenses but only to the extent necessary to maintain total annual operating expenses (excluding brokerage costs; borrowing costs, such as (a) interest and (b) dividends on securities sold short; taxes; costs of investing in underlying funds; 12b-1 distribution fees and extraordinary expenses) at 1.35% of each Fund’s average daily net assets through October 31, 2015. Each waiver or reimbursement by the Manager is subject to repayment by each Fund within the three fiscal years following the fiscal year in which that particular expense is incurred, if the Fund is able to make the repayment without exceeding the expense limitation in effect at that time and the repayment is approved by the Board.

For the year ended June 30, 2015, the Manager waived management fees and reimbursed expenses of $61,474 and $82,722 for Day Hagan Tactical Allocation Fund of ETFs and Day Hagan Tactical Dividend Fund, respectively. As of June 30, 2015, the Manager may recapture $61,590 no later than June 30, 2016, $72,350 no later than June 30, 2017, and $61,474 no later than June 30, 2018 for Day Hagan Tactical Allocation Fund of ETFs and $82,722 no later than June 30, 2018 for the Day Hagan Tactical Dividend Fund.

The Trust has entered into a Management Services Agreement with MFund Services, LLC (“MFund”). Pursuant to the Management Services Agreement, MFund provides sponsorship, management and supervisory services. For MFund’s services to the Funds, the Funds pay MFund a base fee of $5,000 annually, an annualized asset based fee of 0.10% of average daily net assets up to $50 million, with lower fees at higher asset levels, plus reimbursement of out of pocket expenses. For the year ended June 30, 2015, $58,414 and $21,163 in fees were incurred under the Management Service Agreement for Day Hagan Tactical

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

Allocation Fund of ETFs and Day Hagan Tactical Dividend Fund, respectively. As of June 30, 2015 $5,152 and $3,430 were payable by the Day Hagan Tactical Allocation Fund of ETFs and Day Hagan Tactical Dividend Fund, respectively.

A Trustee and Officer of the Trust is also the controlling member of MFund Services and Catalyst Capital Advisors, LLC (an investment manager to other series of the Trust), and is not paid any fees directly by the Trust for serving in such capacities.

Trustees who are not “interested persons” as that term is defined in the 1940 Act, will be paid a quarterly retainer of $350 per Fund and will receive, at the discretion of the Chairman, $500 per Valuation Committee meeting attended, $500 per special telephonic board meeting attended and $2,000 per special in-person meeting attended. The fees paid to the Independent Trustees for their attendance at a meeting will be shared equally by the funds of the Trust in which the meeting relates. The Chairman of the Trust’s Audit Committee receives an additional fee of $400 per fund in the Trust per year. The fees paid to the Trustees are paid in Fund shares. The “interested persons” of the Trust receive no compensation from the Funds. The Trust reimburses each Trustee and Officer for his or her travel and other expenses related to attendance at such meetings.

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Fund pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses.

Certain Officers of the Trust are also employees of GFS, and are not paid any fees directly by the Trust for serving in such capacity.

Effective April 2015, Pursuant to the Services Agreements, MFund provides chief compliance officer services to the Funds. For these services, the Funds pay MFund an annual base fee plus an annual asset-based fee based upon net assets. In addition, the Funds reimburse MFund for any reasonable out- of- pocket expenses incurred in the performance of its duties under the Services Agreement.

The Trust has adopted a Distribution Plan pursuant to rule 12b-1 under the 1940 Act for Class A and Class C shares, that allows the Funds to pay distribution and shareholder servicing expenses of up to 0.25% per annum for the Class N shares, up to 0.50% per annum for the Class A shares and up to 1.00% for the Class C shares based on average daily net assets of each class. The Class N shares are currently paying 0.20% per annum of 12b-1 fees, Class A shares are currently paying 0.25% per annum of 12b-1 fees and Class C shares are currently paying 1.00% per annum of 12b-1 fees. The fee may be used for a variety of purposes, including compensating dealers and other financial service organizations for eligible services provided by those parties to the Funds and their shareholders and to reimburse Northern Lights Distributors, LLC. (the “Distributor”) and Manager for distribution related expenses. Brokers may receive a 1.00% commission from the Manager for the sale of Class C shares.

For the year ended June 30, 2015, the Distributor received $4,081 and $1,416 in underwriter commissions from the sale of shares of the Day Hagan Tactical Allocation Fund of ETFs and Day Hagan Tactical Dividend Fund, respectively.

(4)	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended June 30, 2015 and June 30, 2014 was as follows:

For the year ended June 30, 2015:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Tactical Allocation Fund	$2,256,328	$511,065	$—	$2,767,393
Tactical Dividend Fund	42,812	—	—	42,812

For the year ended June 30, 2014:

	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Tactical Allocation Fund	$807,026	$—	$—	$807,026

Day Hagan Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
June 30, 2015

As of June 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss		Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Unrealized	Accumulated
	Income	Capital Gains	Forwards	Differences	Late Year Loss	Appreciation	Earnings
Tactical Allocation Fund	$79,080	$445,069	$—	$—	$—	$710,194	$1,234,343
Tactical Dividend Fund	702,706	—	—	—	—	118,724	821,430

The difference between book basis and tax basis unrealized appreciation and accumulated net realized gain is primarily attributable to the tax deferral of losses on wash sales.

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, short-term capital gain, and the reclassification of Fund distributions resulted in reclassification for the year ended June 30, 2015 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
	Capital	Income (Loss)	Gains (Loss)
Tactical Allocation Fund	$—	$139,487	$(139,487)

(5)	UNDERLYING FUND RISK

Each underlying fund, including each Exchange-Traded Fund (“ETF”), is subject to specific risks, depending on the nature of the underlying fund. These risks could include liquidity risk, sector risk, foreign and related currency risk, as well as risks associated with real estate investments and commodities. Investors in the Fund will indirectly bear fees and expenses charged by the underlying investment companies in which the Fund invests in addition to the Fund’s direct fees and expenses.

(6)	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the outstanding shares of a fund creates a presumption of control of the fund under Section 2(a)(9) of the 1940 Act. As of June 30, 2015, LPL Financial was the record owner of 38.3% of the Day Hagan Tactical Dividend Fund’s outstanding shares. LPL Financial may be the beneficial owner of some or all of the shares, or may hold the shares for the benefit of others. As a result, LPL Financial may be deemed to control the Fund.

(7)	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Mutual Fund Series Trust

and the Shareholders of Day Hagan Tactical Allocation Fund of ETFs and

and Day Hagan Tactical Dividend Fund

We have audited the accompanying statement of assets and liabilities of Day Hagan Tactical Allocation Fund of ETFs (the “Fund”), a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolio of investments, as of June 30, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. We have also audited the accompanying statement of assets and liabilities of Day Hagan Tactical Dividend Fund, a series of shares of beneficial interest in Mutual Fund Series Trust, including the portfolio of investments, as of June 30, 2015, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Day Hagan Tactical Allocation Fund of ETFs and Day Hagan Tactical Dividend Fund as of June 30, 2015, and the results of their operations, the changes in its net assets and their financial highlights for each of the years presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

August 31, 2015

Day Hagan Funds
EXPENSE EXAMPLES (Unaudited)
June 30, 2015

As a shareholder of the Day Hagan Tactical Allocation Fund of ETFs and Day Hagan Tactical Dividend Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from January 1, 2015 through June 30, 2015.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Day Hagan Tactical Allocation Fund of ETFs and the Day Hagan Tactical Dividend Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Day Hagan Tactical Allocation Fund of ETFs

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/15	06/30/15	1/1/15 – 06/30/15	1/1/15 – 06/30/15
Class A	$1,000.00	$986.90	$7.88	1.60%
Class C	1,000.00	983.70	11.56	2.35
Class I	1,000.00	987.80	6.65	1.35

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/15	06/30/15	1/1/15 – 06/30/15	1/1/15 – 06/30/15
Class A	$1,000.00	$1,016.86	$8.00	1.60%
Class C	1,000.00	1,013.14	11.73	2.35
Class I	1,000.00	1,018.10	6.76	1.35

Day Hagan Funds
EXPENSE EXAMPLES (Unaudited)(Continued)
June 30, 2015

Day Hagan Tactical Dividend Fund

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During Period*	During Period**
Actual	1/1/15	06/30/15	1/1/15 – 06/30/15	1/1/15 – 06/30/15
Class A	$1,000.00	$1,004.70	$7.95	1.60%
Class C	1,000.00	1,000.90	11.66	2.35
Class I	1,000.00	1,005.60	6.71	1.35

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During Period*	During Period**
(5% return before expenses)	1/1/15	06/30/15	1/1/15 – 06/30/15	1/1/15 – 06/30/15
Class A	$1,000.00	$1,016.86	$8.00	1.60%
Class C	1,000.00	1,013.14	11.73	2.35
Class I	1,000.00	1,018.10	6.74	1.35

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period (181) divided by the number of days in the fiscal year (365).

**	Annualized.

Day Hagan Funds
Additional Information (Unaudited)(Continued)
June 30, 2015

Reference is made to the Prospectus and the Statement of Additional Information for more detailed descriptions of the Management Agreement, Services Agreement and Distribution and/or Service (12b-1) Plan, tax aspects of each Fund and the calculation of the net asset value of shares of each Fund.

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Commission’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information regarding how each Fund voted proxies relating to portfolio securities during the the year ended June 30, 2015 as well as a description of the policies and procedures that each Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-877-329-4246; and on the Commission’s website at http://www.sec.gov.

Day Hagan Funds
ADDITIONAL INFORMATION (Unaudited)
June 30, 2015

Independent Trustees

Name, Address Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Tobias Caldwell c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1967	Trustee	Since 6/2006	Manager of Genovese Family Enterprises, a real estate firm, since 1999. Managing Member of PTL Real Estate LLC, a real estate/investment firm, since 2000. Managing Member of Bear Properties, LLC, a real estate firm, since 2006. President of Genovese Imports, an importer/ distributor of wine, from 2005 to 2011.	40	Variable Insurance Trust since 2010

Tiberiu Weisz c/o Mutual Fund Series Trust 17605 Wright Street, Omaha NE 68130 Year of Birth: 1949	Trustee	Since 6/2006	Attorney with and shareholder of Gottlieb, Rackman & Reisman, P.C., since 1994.	40	Variable Insurance Trust since 2010

Dr. Bert Pariser c/o MITCU Corporation 860 East Broadway, Suite 2D, Long Beach, NY 11561 Year of Birth: 1940	Trustee	Since 5/2007	Managing Partner of The MITCU Corporation, a technology consulting firm since 2004. Faculty Member Technical Career Institutes, since 1991.	40	Variable Insurance Trust since 2010

Day Hagan Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
June 30, 2015

Interested Trustee*** and Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Jerry Szilagyi 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1962	Trustee and President	Trustee since 7/2006; President since 2/2012	Managing Member, Catalyst Capital Advisors LLC, 1/2006- present; Member, AlphaCentric Advisors LLC, 2/2014 to Present; Member, Catalyst Mutuals Fund Distributors LLC, 12/2014-present; President, MFund Distributors LLC, 10/2012-present; President, MFund Services LLC, 1/2012 - Present; President, Abbington Capital Group LLC, 1998- present; President, Cross Sound Capital LLC, 6/2011 to 10/2013; President, USA Mutuals, Inc., 3/2011 to present; CEO, ThomasLloyd Global Asset Management (Americas) LLC, 9/2006 to 2010.	40	Variable Insurance Trust since 2010

Erik Naviloff 80 Arkay Drive Hauppauge, New York 11788 Year of Birth: 1968	Treasurer	Since 4/2012	Vice President – Fund Administration, Gemini Fund Services, LLC, since 2011; Assistant Vice President, Gemini Fund Services, 2007 - 2012.	N/A	N/A

Aaron Smith 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1974	Assistant Treasurer	Since 11/2013	Manager - Fund Administration, Gemini Fund Services, LLC, since 2012; Authorized Officer, UBS Global Asset Management, a business division of UBS AG, 2010- 2012.	N/A	N/A

Day Hagan Funds
ADDITIONAL INFORMATION (Unaudited)(Continued)
June 30, 2015

Name, Address, Year of Birth	Position(s) Held with Registrant	Term and Length Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen In The Fund Complex**	Other Directorships Held During Past 5 Years
Brian Curley 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1970	Assistant Treasurer	Since 11/2013	Vice President, Gemini Fund Services, LLC since 1/2015; Assistant Vice President, Gemini Fund Services, LLC, since 2012; Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc., 2008 – 2012.	N/A	N/A

Sam Singh 80 Arkay Drive. Hauppauge, New York 11788 Year of Birth: 1976	Assistant Treasurer	Since 2/2015	Assistant Vice President, Gemini Fund Services, LLC, 2011- 12/2014; Assistant Vice President of Fund Administration, BNY Mellon, 2007-2011.	N/A	N/A

Frederick J. Schmidt 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1959	Chief Compliance Officer	Since 5/2015	Associate, MFund Services LLC since 5/2015; Director & Chief Compliance Officer, Citi Fund Services, 2010-2015; Senior Vice President & Chief Compliance Officer, Citi Fund Services, 2004-2010.	N/A	N/A

Jennifer A. Bailey 36 N. New York Avenue Huntington, NY 11743 Year of Birth: 1968	Secretary	Secretary since 4/2014	Director of Legal Services, MFund Services LLC, 2/2012 to present; Attorney, Weiss & Associates, 12/2008 to 6/2010.	N/A	N/A

*	The term of office of each Trustee is indefinite.

**	The ‘Fund Complex’ includes the Trust and Variable Insurance Trust, a registered open-end investment company.

***	The Trustee who is an “interested persons” of the Trust as defined in the 1940 Act is an interested person by virtue of being an officer of the Fund advisor.

PRIVACY NOTICE

Mutual Fund Series Trust

Rev. June 2011

FACTS	WHAT DOES MUTUAL FUND SERIES TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Mutual Fund Series Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Mutual Fund Series Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For our affiliates to market to you	NO	We don’t share
For non-affiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-866-447-4228

PRIVACY NOTICE

Mutual Fund Series Trust

What we do:
How does Mutual Fund Series Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Mutual Fund Series Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for non-affiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust has no affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and non-financial companies. ● Mutual Fund Series Trust does not share with non-affiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Mutual Fund Series Trust does not jointly market.

This Page Intentionally Left Blank.

Mutual Fund Series Trust
17605 Wright Street
Omaha, NE 68130

MANAGER
Donald L. Hagan, LLC
also known as
Day Hagan Asset Management
1000 South Tamiami Trail
Sarasota, FL 34236

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Dr. Suite 110
Hauppauge, NY 11788

TRANSFER AGENT
Gemini Fund Services, LLC
17605 WrightStreet, Suite 2
Omaha, NE 68130

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
BBD, LLP
1835 Market Street
26th Floor
Philadelphia, PA 19103

LEGAL COUNSEL
Thompson Hine LLP
41 South High Street
Suite 1700
Columbus, OH 43215

CUSTODIAN BANK
Huntington National Bank
7 Easton Oval
Columbus, OH 43215

ITEM 2. CODE OF ETHICS.

(a)	The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, and principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were no amendments to any provision of the code of ethics.

(c)	During the period covered by this report, there were no waivers or implicit waivers of a provision of the code of ethics.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee. At this time, the registrant believes that the experience provided by each member of the audit committee together offer the registrant adequate oversight for the registrant’s level of financial complexity.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the registrant's principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

Trust Series	2015	2013
Day Hagan Tactical Allocation Fund of ETFs	11,250	13,000
Day Hagan Tactical Dividend Funds	11,000	N/A

(b)	Audit-Related Fees. There were no fees billed in each of the last two fiscal years for assurances and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.
(c)	Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance are as follows:

Trust Series	2015	2014
Day Hagan Tactical Allocation Fund of ETFs	2,000	2,000
Day Hagan Tactical Dividend Fund	2,000	N/A

(d)	All Other Fees. The aggregate fees billed in each of the last two fiscal years for products and services provided by the registrant’s principal accountant, other than the services reported in paragraphs (a) through (c) of this item were $0 and $0 for the fiscal years ended June 30, 2014 and 2013 respectively.
(e)(1)	The audit committee does not have pre-approval policies and procedures. Instead, the audit committee or audit committee chairman approves on a case-by-case basis each audit or non-audit service before the principal accountant is engaged by the registrant.
(e)(2)	There were no services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
f)	Not applicable. The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).
(g)	All non-audit fees billed by the registrant's principal accountant for services rendered to the registrant for the fiscal years ended June 30, 2014 and 2013 respectively are disclosed in (b)-(d) above. There were no audit or non-audit services performed by the registrant's principal accountant for the registrant's adviser.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENT

Included in annual report to shareholders filed under item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable Fund is an open-end management investment company

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable Fund is an open-end management investment company

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable Fund is an open-end management investment company

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable at this time.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act, are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(1)	Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(3)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Mutual Fund Series Trust

By Jerry Szilagyi	/s/ Jerry Szilagyi
President,
Date: September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Jerry Szilagyi	/s/ Jerry Szilagyi ___________
President
Date: September 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the registrant and in the capacities and on the date indicated.

By Erik Naviloff	/s/ Erik Naviloff_____________
Treasurer
Date: September 2, 2015